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                                                                  Exhibit 10.12C

                            AMENDMENT NUMBER THREE TO
                           LOAN AND SECURITY AGREEMENT


THIS AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT (this "Amendment"), is entered into as of December ___, 2000, among the lenders identified on the signature pages hereof (individually and collectively, the "Lenders"), FOOTHILL CAPITAL CORPORATION, a California corporation, as agent for the Lenders (in such capacity, together with its successors in such capacity, "Agent"; together with the Lenders, individually and collectively, the "Lender Group"), THE 3DO COMPANY, a California corporation ("Borrower"), and THE 3DO COMPANY, a Delaware corporation ("Parent"), and 3DO EUROPE, LTD., a company incorporated under the laws of England ("UK Sub"; together with Borrower and Parent, individually and collectively, jointly and severally, "Obligors"), with reference to the following facts:

WHEREAS, the Lender Group and Obligors are parties to that certain Loan and Security Agreement, dated as of April 6, 2000 (as amended by that certain Amendment Number One to Loan and Security Agreement, dated as of June 9, 2000, as amended by that certain Amendment Number Two to Loan and Security Agreement, dated as of September 18, 2000, and as otherwise amended, restated, or modified from time to time, the "Agreement");

WHEREAS, the Lender Group has requested that the Obligors amend the Agreement to, among other things, decrease the maximum availability; and

WHEREAS, the Obligors are willing to so amend the Agreement in accordance with the terms and conditions hereof.

NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, the Lender Group and Obligors hereby agree as follows:

   Defined Terms. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby. Amendments to the Agreement.

Section 1.1 of the Agreement hereby is amended by adding the following definition thereto:

                     "Line Block Amount" means $20,000,000.


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Section 2.1(a) of the Agreement  hereby is amended by deleting the text "(i) the
Maximum Amount less the then extant Letter of Credit Usage" appearing in such section and inserting the text "(i) the Maximum Amount less the sum of the then extant Letter of Credit Usage and the Line Block Amount" in lieu thereof.

       Representations and Warranties. Each Obligor hereby represents and warrants to the Lender Group that: the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; and this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

Reaffirmation of Guaranties. Parent hereby confirms and agrees that the Parent Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects. UK Sub hereby confirms and agrees that the UK Sub Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects. Conditions Precedent to Amendment. The satisfaction of each of the following, on or before December ___, 2000, shall constitute conditions precedent to the effectiveness of this
Amendment:

Agent shall have received a duly executed copy of this Amendment, and such document shall be in full force and effect; The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower or the Lender Group; and

All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent and its counsel.

                                 Miscellaneous.

Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

This Amendment shall be governed by and construed in accordance with the laws of the State of California.

This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

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IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be duly executed as of the date first written above.

                           THE 3DO COMPANY,
                           a California corporation


                           By:     /s/ Kathy McElwee
                              ------------------------------------------------
                           Name:
                                ----------------------------------------------
                           Title:
                                 ---------------------------------------------


                           THE 3DO COMPANY,
                           a Delaware corporation


                           By:     /s/ Kathy McElwee
                              ------------------------------------------------
                           Name:
                                ----------------------------------------------
                           Title:
                                 ---------------------------------------------


                           3DO EUROPE, LTD., ,
                           a company incorporated under the laws of England


                           By:     /s/ Steve Fowler
                              ------------------------------------------------
                           Name:
                                ----------------------------------------------
                           Title:
                                 ---------------------------------------------


                           FOOTHILL CAPITAL CORPORATION,
                           a California corporation, as Agent and a Lender


                           By:
                              ------------------------------------------------
                           Name:
                                ----------------------------------------------
                           Title:
                                 ---------------------------------------------

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